UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549

                         Energy Income and Growth Fund
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                                Wheaton, IL 60187
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                             120 East Liberty Drive
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                  Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                   (GRAPHIC)

                                  ANNUAL REPORT

                               FOR THE YEAR ENDED
                                NOVEMBER 30, 2008

                                     ENERGY
                                Income and Growth
                                      Fund
                                       EIP

                           Energy Income Partners, LLC

TABLE OF CONTENTS

                       ENERGY INCOME AND GROWTH FUND (FEN)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2008

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Statement of Cash Flows ...................................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   22
Additional Information ....................................................   23
Board of Trustees and Officers ............................................   25
Privacy Policy ............................................................   29

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

     There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

     Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate, and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

     This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

     By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

     It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                       ENERGY INCOME AND GROWTH FUND (FEN)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2008

Dear Shareholders:

The year ended November 30, 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in Energy Income and Growth Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a Market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
--------------------------------
James A. Bowen
President of Energy Income and
Growth Fund

ENERGY INCOME AND GROWTH FUND
"AT A GLANCE" (UNAUDITED)
AS OF NOVEMBER 30, 2008

FUND STATISTICS

Symbol on NYSE Alternext US                                           FEN
Common Share Price                                            $     14.40
Common Share Net Asset Value ("NAV")                          $     14.68
Premium (Discount) to NAV                                           (1.91)%
Net Assets Applicable to Common Shares                        $94,880,330
Current Quarterly Distribution per Common Share (1)           $     0.440
Current Annualized Distribution per Common Share              $    1.7600
Current Distribution Rate on Closing Common Share Price (2)         12.22%
Current Distribution Rate on NAV (2)                                11.99%

                COMMON SHARES PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

           Market    NAV
           ------   -----
11/30/07   23.82    26.76
12/7/07    24.03    25.94
12/14/07   22.58    25.57
12/21/07   21.75    26.06
12/28/07   23.85    26.78
1/4/08     24.6     26.18
1/11/08    23.87    25.98
1/18/08    22.28    24.49
1/25/08    22.44    25
2/1/08     24       25.6
2/8/08     24.46    25.51
2/15/08    23.42    25.16
2/22/08    23.3     25.29
2/29/08    22.9     25.26
3/7/08     22.44    24.65
3/14/08    21.8     23.68
3/20/08    21.27    23.15
3/28/08    22.52    23.69
4/4/08     22.65    24.94
4/11/08    23.16    24.25
4/18/08    23.32    24.86
4/25/08    24.48    24.83
5/2/08     24.71    25.22
5/9/08     25.8     25.46
5/16/08    25.07    25.62
5/23/08    24.58    25.14
5/30/08    23.86    25.44
6/6/08     23.76    25.17
6/13/08    24.23    24.94
6/20/08    23.85    24.42
6/27/08    23       23.95
7/3/08     22.18    23.33
7/11/08    22.1     23.28
7/18/08    21.89    21.95
7/25/08    20.92    22.15
8/1/08     21.64    22.76
8/8/08     21.42    21.93
8/15/08    22.05    22.33
8/22/08    23.01    22.82
8/29/08    24.05    23.17
9/5/08     23.2     22.11
9/12/08    22.8     21.59
9/19/08    23.5     21.18
9/26/08    19.85    19.64
10/3/08    20.15    18.06
10/10/08   13.5     13.73
10/17/08   19       16.87
10/24/08   17.9     16.7
10/31/08   18.12    17.67
11/7/08    17.57    16.82
11/14/08   15.01    15.39
11/21/08   12.25    12.88
11/30/08   14.4     14.67

PERFORMANCE

                                                                Average Annual
                                                                 Total Return
                                                                   Inception
                                                   Year Ended     (6/24/2004)
                                                   11/30/2008    to 11/30/2008
                                                   ----------   --------------
Fund Performance
NAV (3)                                              -40.70%         0.19%
Market Value (4)                                     -34.74%        -1.30%
Index Performance
S&P 500 Index                                        -38.08%        -3.45%
Barclays Capital Credit Index of Corporate Bonds      -8.66%         1.69%
Alerian MLP Index                                    -33.98%         4.64%
Wachovia Midstream MLP Index                         -32.33%         4.98%

INDUSTRY              % OF TOTAL
CLASSIFICATION       INVESTMENTS
--------------       -----------
Midstream Oil            44.1%
Midstream Gas            39.3
Utility                   6.0
Propane                   4.9
Coal                      4.5
Oil & Gas                 1.0
Diversified Energy        0.2
                        -----
   Total                100.0%
                        =====

                                       % OF TOTAL
TOP 10 HOLDINGS                       INVESTMENTS
---------------                       -----------
Magellan Midstream Partners, L.P.          9.3%
Kinder Morgan Energy Partners, L.P.        8.2
Enterprise Product Partners, L.P.          8.1
Energy Transfer Partners, L.P.             7.8
Plains All American Pipeline, L.P.         7.7
NuStar Energy, L.P.                        6.2
ONEOK, Inc.                                5.3
ONEOK Partners, L.P.                       4.0
Holly Energy Partners, L.P.                4.0
Enterprise GP Holdings, L.P.               3.6
                                          ----
   Total                                  64.2%
                                          ====

(1) Most recent distribution paid or of record through 11/30/08. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/08.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

                       PORTFOLIO COMMENTARY - (UNAUDITED)

                                   SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy related master limited partnerships ("MLPs") and other high-payout securities such as income trusts and royalty trusts. EIP mainly focuses on infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from its corporate customers. EIP manages or supervises approximately $340 million of assets, as of November 30, 2008. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP is a registered investment advisor and serves as an advisor to one registered investment company other than the Fund.

                            PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE

FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short equity fund that invested in energy and cyclical equities and commodities as head of Lawhill Capital, LLC. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO

PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for the funds advised by EIP. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp. where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

ENERGY INCOME AND GROWTH FUND

The investment objective of the Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objectives by investing in MLPs and related public entities in the energy sector, which the Fund's Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index and the Wachovia Midstream MLP Index, the total return for energy-related MLPs over the fiscal year ended November 30, 2008 was -34.0% and -32.3%, respectively. These returns reflect (for the Alerian MLP Index) a positive 6.4% from income distribution and the remainder from share depreciation. For the Wachovia MLP Index, 6.5% reflects the percentage points from income distribution while the remainder is from share depreciation. These figures are according to data collected from several sources, including the Alerian MLP Index, the Wachovia MLP Index and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 12 months, the average growth in per share cash distributions of energy-related MLPs has been approximately 10%. We continue to believe that the growth rate of the dividend stream is supported by the fundamentals of underlying businesses of the Fund's portfolio companies. These businesses are predominately energy infrastructure companies, such as pipelines, terminals and storage, which receive fees and tariffs that are not related to commodity prices. The Fund's portfolio companies have enjoyed above-historic levels of growth due to the increased amount of profitable organic investment opportunities now available in the energy infrastructure businesses.

The weakness in the performance of MLP shares continues to be driven by hedge fund selling and concerns over the credit markets. Since MLPs pay out most or all of their cash flow every quarter, growth opportunities need to be financed with the issuance of new shares and new debt. During most years, when the credit markets are functioning normally, this need to "get approval" from the capital markets for new projects imposes a welcome extra layer of scrutiny over these projects. However, there will be times when the capital markets are tight and less willing to provide new funding. The current credit market is one of those times. Over the last year, we have made changes to the portfolio that we believe improve the Fund's ability to weather this storm. These changes include reducing portfolio concentration, reducing exposure to cyclical businesses, and increasing the average credit quality of the companies in the portfolio.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of -40.70%, including the reinvestment of dividends for the fiscal year ended November 30, 2008. This compares, according to collected data, to a total return of -38.08% for the S&P 500, -8.66% for the Barclays Capital Credit Index of Corporate Bonds, -33.98% for the Alerian MLP Index and -32.33% for the Wachovia Midstream MLP Index. On a market value basis, the Fund had a total return, including the reinvestment of dividends for the fiscal year ended November 30, 2008, of -34.74%. The Fund's discount to NAV narrowed over the fiscal year. On November 30, 2007, the Fund was priced at $23.82 while the NAV was $26.74, a discount of 10.88%. On November 30, 2008, the Fund was priced at $14.40 while the NAV was $14.68, a discount of 1.91%.

The Fund raised its dividend twice during the fiscal year. The Fund paid 38.5 cents per quarter in October, 2007 and again in January 2008 and raised the distribution to 39.5 cents for the April 2008 dividend and again in July 2008, to 44 cents. The Fund maintained this level for October 2008. The 44 cents represents a 14.29% increase over the prior October dividend and reflects the growth in quarterly distributions from the Fund's portfolio companies as well as the additional income generated by selling covered calls against a small portion of the portfolio. Our transition plan for the Fund was completed in mid-2008. We plan to maintain a portfolio that generates more income from a portfolio that is less concentrated, of higher credit quality coming from companies with superior business models generating less cyclical cash flows and higher long-term growth prospects.

The underperformance of the Fund's NAV relative to the MLP benchmarks is driven most by our use of leverage which magnifies the declines in share prices relative to an un-levered index. What we did not expect was the decline in MLP valuations relative to the broader market. In the past, MLPs have acted defensively in market downturns as the cash flows of most energy infrastructure tend to be less sensitive to the economy. We suspect the inflow of hedge fund investors into the MLP asset class over the last two years, and their subsequent exit, has contributed to these declines. As hedge fund money came into the asset class over the last two years, there was a lot of share issuance coming from MLP initial public offerings ("IPOs") and secondary offerings that acted to absorb this new buying. There was no corresponding cushion, however, when these new buyers started to sell in late 2007 and continued to sell into 2008.

While most of the Fund's portfolio companies are partnerships which do not pay state or federal income tax, the Fund does pay tax when gains in the portfolio are realized through the sale of appreciated securities. But before the shares are sold, as they appreciate, the NAV of the Fund grows at a slower pace than the underlying shares because we subtract from the NAV the future tax liability from the eventual sale of those securities. Thus, the NAV can be lower than the net value of the securities in the portfolio because those taxes have not yet been paid, and will not be until the securities are actually sold (which could be many years in the future). In the meantime, the Fund invests the value of this deferred tax liability in the Fund's portfolio, earning a return and lowering the impact of the Fund's taxable status.

MARKET AND FUND OUTLOOK

The MLP asset class continued to grow in 2008. However, the growth in the asset class has slowed dramatically in 2008 compared to recent years. With 3 MLP IPOs in 2008, energy-related MLPs now number 73 with approximately $88 billion of market capitalization as of November 30, 2008. In addition to the 3 IPOs, 19 MLP secondary equity offerings so far in 2008 raised approximately $3.7 billion of proceeds. In 2007 there were 14 IPOs. In addition, there were 52 secondary equity offerings that raised $12.5 billion. (Source: Lehman/Barclays and Morgan Stanley). The de-leveraging in the U.S. and overseas financial markets has constrained the ability of the asset class to increase its overall size through the issuance of new equity.

We believe the better positioned MLPs have conservative balance sheets, modest and or flexible organic growth commitments and spare liquidity on their revolving lines of credit. Some MLPs have parent companies or sponsors that stand willing to buy new shares issued to finance growth projects while others do not. We believe the MLPs that stand to suffer the most from the current environment have higher levels of debt, have used up most of their credit lines and/or have very large capital spending obligations.

Over the last few years, the majority of MLP IPOs were companies whose primary business is the production of oil and gas, shipping, refining or natural gas gathering and processing. While some of these MLPs have quality assets, competent management teams and the potential for higher growth, they have more risk associated with the cyclical nature of their businesses. We have written about this trend in the past and the recent declines in energy commodity prices will likely have an adverse impact on the ability of many of these companies to grow or even sustain their dividends. In fact, we believe that if commodity prices do not rise from current levels, some MLPs whose income depends on commodity prices will be forced to cut their dividends over the next two years as the commodity price hedges they currently have in place expire. The transition plan we undertook in late 2007 when we took over the management of FEN dramatically reduced the portfolio's exposure to these businesses.

The total return proposition of owning energy-related MLPs has been and continues to be their yield plus their growth. The yield of the MLPs - weighted by market capitalization - on November 30, 2008, was about 12%, based on our study of the energy-related MLP universe. The growth in the quarterly cash distributions that make up this yield has averaged about 7% annually over the last ten years. This average growth rate was about 12% in 2007 and 10% in 2008.

We believe the growth in MLP cash distributions has been higher than the long-term average primarily because of the profitable organic growth opportunities available today, including the construction of new pipeline and storage infrastructure to serve the rapid growth of oil production out of Canada's oil sands development, the growth in onshore natural gas production from the application of new technologies in areas like the Rocky Mountains and the Fort Worth Basin in Texas, increased imports of crude oil and liquid natural gas, and increased demand for motor fuel additives like ethanol and bio-diesel. The MLPs as a group have done a great job capitalizing on these opportunities. Nonetheless, the credit crisis, combined with slower capital spending by the customers of infrastructure MLPs (oil and gas producers and refiners) have caused many MLPs to slow their own capital spending plans. We think this will cause recent growth rates to slow down to more historic levels.

The market is only now beginning to discern the differences in the underlying cash flows of MLPs. We believe the MLPs with stable fee-for-service revenues, conservative balance sheets and payout ratios, quality assets and perhaps most importantly, quality managements, will generate superior returns. Our view is that a current yield of over 10% combined with growth that has averaged over 7% for the last ten years is attractive relative to the risks.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) (i)
NOVEMBER 30, 2008

  SHARES                       DESCRIPTION                          VALUE
---------   -------------------------------------------------   ------------
MASTER LIMITED PARTNERSHIPS - 109.0%
            OIL, GAS & CONSUMABLE FUELS - 109.0%
   25,000   Buckeye GP Holdings, L.P. .......................   $    352,500
  465,471   Clearwater Natural Resources, L.P. (b) (c) (f) ..      2,792,826
  168,050   Copano Energy, LLC ..............................      2,018,280
  140,065   Crosstex Energy, L.P. ...........................        837,589
   74,300   Duncan Energy Partners, L.P. ....................        959,956
  130,947   Enbridge Energy Partners, L.P. ..................      3,699,253
    7,582   Encore Energy Partners, L.P. ....................        109,105
   70,000   Energy Transfer Equity, L.P. ....................      1,154,300
  283,870   Energy Transfer Partners, L.P. ..................      9,404,613
  232,803   Enterprise GP Holdings, L.P. ....................      4,348,760
  459,998   Enterprise Product Partners, L.P. ...............      9,830,157
   83,709   EV Energy Partner, L.P. .........................      1,104,959
   56,293   Global Partners, L.P. ...........................        641,740
   53,100   Hiland Partners, L.P. ...........................        552,240
  242,700   Holly Energy Partners, L.P. .....................      4,856,427
  147,836   Inergy Holdings, L.P. ...........................      3,030,638
  138,864   Inergy, L.P. ....................................      2,310,697
  205,771   Kinder Morgan Energy Partners, L.P. .............      9,977,836
  238,239   Magellan Midstream Holdings, L.P. ...............      3,287,698
  377,756   Magellan Midstream Partners, L.P. ...............     11,340,235
  114,719   MarkWest Energy Partners, L.P. ..................      1,464,962
  102,788   Natural Resource Partners, L.P. .................      1,708,336
  190,126   NuStar Energy, L.P. .............................      7,567,015
   50,000   NuStar GP Holdings, LLC .........................        812,000
  104,630   ONEOK Partners, L.P. ............................      4,878,897
   70,000   Penn Virginia Resource Partners, L.P. ...........        910,000
  273,921   Plains All American Pipeline, L.P. ..............      9,365,359
   10,000   Quicksilver Gas Services, L.P. ..................         87,400
   15,000   Sunoco Logistics Partners, L.P. .................        667,050
  168,200   Targa Resources Partners, L.P. ..................      1,458,294
   76,200   Williams Partners, L.P. .........................      1,069,848
   60,000   Williams Pipeline Partners, L.P. ................        885,000
                                                                ------------
            TOTAL MASTER LIMITED PARTNERSHIPS ...............    103,483,970
                                                                ------------
               (Cost $99,681,243)

COMMON STOCKS - 18.8%
            GAS UTILITIES - 10.4%
  218,000   ONEOK, Inc. .....................................      6,396,120
  149,800   UGI Corp. (d) ...................................      3,499,328
                                                                ------------
                                                                   9,895,448
                                                                ------------
            OIL, GAS & CONSUMABLE FUELS - 8.2%
   53,014   Enbridge Energy Management, LLC (e) .............      1,495,525
    1,528   Kinder Morgan Management, LLC (e) ...............         63,027
  144,500   Spectra Energy Corp. (d) ........................      2,349,570
  235,300   Williams Companies, Inc. (h) ....................      3,816,566
                                                                ------------
                                                                   7,724,688
                                                                ------------

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) (i) - (CONTINUED)
NOVEMBER 30, 2008

  SHARES                       DESCRIPTION                          VALUE
---------   -------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
            CAPITAL MARKETS - 0.2%
   20,000   NGP Capital Resources Co. .......................   $    196,600
                                                                ------------
            TOTAL COMMON STOCKS .............................     17,816,736
                                                                ------------
            (Cost $25,410,220)

RIGHTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
       17   Clearwater Natural Resources, L.P. - Rights
               (b) (c) (f) ..................................              0
                                                                ------------
            TOTAL RIGHTS ....................................              0
                                                                ------------
            (Cost $0)

WARRANTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
   48,956   Abraxas Petroleum Corp. - Warrants, Expiration
               05/25/12 (b) (c) (f) .........................         13,879
                                                                ------------
            TOTAL WARRANTS ..................................         13,879
                                                                ------------
            (Cost $0)
            TOTAL INVESTMENTS - 127.8% ......................    121,314,585
            (Cost $125,091,463) (g)

NUMBER OF
CONTRACTS                      DESCRIPTION                          VALUE
---------   -------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (0.2%)
            Spectra Energy Corp.
       23   @ 20 due Dec 08 .................................           (230)
      922   @ 30 due Dec 08 .................................         (4,610)
      500   @ 25 due Jan 09 .................................         (5,000)
                                                                ------------
                                                                      (9,840)
                                                                ------------
            UGI Corp.
   1, 198   @ 30 due Jan 09 .................................        (29,950)
      300   @ 25 due Apr 09 .................................        (52,500)
                                                                ------------
                                                                     (82,450)
                                                                ------------
            Williams Companies, Inc.
    1,150   @ 32.5 due Feb 09 ...............................         (8,625)
      453   @ 25 due May 09 .................................        (53,228)
                                                                ------------
                                                                     (61,853)
                                                                ------------
            TOTAL CALL OPTIONS WRITTEN ......................       (154,143)
            (Premiums received $534,868)
            NET OTHER ASSETS AND LIABILITIES - 4.6% .........      4,369,888
            LOAN OUTSTANDING - (5.9)% .......................     (5,650,000)
            SERIES B ENERGY NOTES PAYABLE - (26.3)% .........    (25,000,000)
                                                                ------------
            NET ASSETS - 100.0% .............................   $ 94,880,330
                                                                ============

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) (i) - (CONTINUED)
NOVEMBER 30, 2008

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. (See Note 2D in the Notes to Financial Statements).

(c) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(d) Call options were written on this entire Common Stock position. All Common Stock relating to this call position are pledged as collateral.

(e)  Non-income producing security which pays regular in-kind distributions.

(f)  Non-income producing security.

(g) Aggregate cost for federal income tax purposes is $111,877,690. As of November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $35,277,082 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,840,187.

(h) Call options were written on a portion of the Common Stock position. The underlying portion of this Common Stock position is pledged as collateral.

(i) All or a portion of the securities are available to serve as collateral on loans outstanding.

SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of November 30, 2008 is as follows (See Note 2A -Portfolio Valuation in Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
----------------                                   ------------
Level 1 - Quoted Prices - Investments              $118,507,880
Level 1 - Written Options                              (154,143)
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs             2,806,705
                                                   ------------
TOTAL                                              $121,160,442
                                                   ============

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE USING
UNOBSERVABLE INPUTS                                 INVESTMENTS
-------------------------------                    ------------
Balance as of November 30, 2007                    $  6,607,540
Change in unrealized appreciation (depreciation)     (3,800,835)
                                                   ------------
BALANCE AS OF NOVEMBER 30, 2008                    $  2,806,705
                                                   ============

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008

ASSETS:
Investments, at value
   (Cost $125,091,463) .........................................................                $121,314,585
Cash ...........................................................................                   4,448,281
Prepaid expenses ...............................................................                     336,243
Receivables:
   Investment securities sold ..................................................                   1,592,512
   Income taxes ................................................................                   3,511,711
   Interest ....................................................................                         385
   Dividends ...................................................................                      72,775
                                                                                                ------------
      Total Assets .............................................................                 131,276,492
                                                                                                ------------
LIABILITIES:
Deferred income tax liability ..................................................                   3,037,127
Series B Energy Notes payable ..................................................                  25,000,000
Outstanding loan ...............................................................                   5,650,000
Options written, at value (Premiums received $534,868) .........................                     154,143
Payables:
   Investment securities purchased .............................................                   1,878,630
   Investment advisory fees ....................................................                     109,794
   Audit and tax fees ..........................................................                     107,000
   Interest and fees due on loan and Energy Notes ..............................                     102,415
   Legal fees ..................................................................                      42,006
   Printing fees ...............................................................                      22,088
   Administration fees .........................................................                      10,430
   Trustees' fees and expenses .................................................                       7,497
   Custodian fees ..............................................................                       5,473
   Transfer agent fees .........................................................                       2,768
   Income taxes ................................................................                     264,291
Accrued expenses and other liabilities .........................................                       2,500
                                                                                                ------------
      Total Liabilities ........................................................                  36,396,162
                                                                                                ------------
NET ASSETS .....................................................................                $ 94,880,330
                                                                                                ============
NET ASSETS CONSIST OF:
Paid-in capital ................................................................                $109,328,172
Par value ......................................................................                      64,622
Accumulated net investment income (loss), net of income taxes ..................                 (11,294,440)
Accumulated net realized gain (loss) on investments and written options, net of
   income taxes ................................................................                  (1,684,255)
Net unrealized appreciation (depreciation) of investments and written options,
   net of income taxes .........................................................                  (1,533,769)
                                                                                                ------------
      Total Net Assets .........................................................                $ 94,880,330
                                                                                                ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ...........                $      14.68
                                                                                                ============
Number of Common Shares outstanding (unlimited number of Common Shares has been
   authorized) .................................................................                   6,462,221
                                                                                                ============

                    See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $102,994) .........................                $   1,388,814
Interest .......................................................................                       41,883
                                                                                                -------------
      Total investment income ..................................................                    1,430,697
                                                                                                -------------
EXPENSES:
Interest expense ...............................................................                    3,317,272
Investment advisory fees .......................................................                    2,125,192
Insurance expense ..............................................................                      289,553
Legal fees .....................................................................                      232,611
Administration fees ............................................................                      205,401
Auction fees ...................................................................                       90,459
Audit and tax fees .............................................................                       89,503
Energy Notes offering costs ....................................................                      436,140
Printing fees ..................................................................                       61,787
Custodian fees .................................................................                       41,105
Transfer agent fees ............................................................                       37,601
Trustees' fees and expenses ....................................................                       36,174
Other ..........................................................................                      113,795
                                                                                                -------------
      Total expenses ...........................................................                    7,076,593
                                                                                                -------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ......................................                   (5,645,896)
                                                                                                -------------
      Current federal income tax expense .......................................   (1,877,031)
      Current state and foreign income tax expense .............................     (335,499)
      Deferred federal income tax benefit ......................................    4,144,073
                                                                                   ----------
      Total income tax benefit (expense) .......................................                    1,931,543
                                                                                                -------------
NET INVESTMENT LOSS ............................................................                   (3,714,353)
                                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments .................................................................                   11,806,528
   Written options .............................................................                      976,955
   Foreign currency ............................................................                      (17,725)
                                                                                                -------------
Net realized gain (loss) before taxes ..........................................                   12,765,758
                                                                                                -------------
      Deferred federal income tax expense ......................................   (4,504,190)
                                                                                   ----------
      Total income tax expense .................................................                   (4,504,190)
                                                                                                -------------
Net realized gain (loss) on investments, written options and foreign currency ..                    8,261,568
                                                                                                -------------
Net change in unrealized appreciation (depreciation) before taxes on:
      Investments ..............................................................                 (111,377,664)
      Written options ..........................................................                      380,726
      Foreign currency .........................................................                       (8,493)
      Interest rate cap ........................................................                      191,024
                                                                                                -------------
Net change in unrealized appreciation (depreciation) before taxes ..............                 (110,814,407)
                                                                                                -------------
      Deferred federal income tax benefit ......................................   38,779,690
      Deferred state and foreign income tax benefit ............................      379,887
                                                                                   ----------
      Total income tax benefit .................................................                   39,159,577
                                                                                                -------------
Net change in unrealized appreciation (depreciation) ...........................                  (71,654,830)
                                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ........................................                  (63,393,262)
                                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................                $ (67,107,615)
                                                                                                =============

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR           YEAR
                                                                                   ENDED          ENDED
                                                                                11/30/2008     11/30/2007
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $ (3,714,353)  $ (4,351,425)
Net realized gain (loss) ...................................................      8,261,568     12,549,338
Net change in unrealized appreciation (depreciation) .......................    (71,654,830)     7,204,535
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............    (67,107,615)    15,402,448
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments ...........................................    (10,702,017)    (9,831,668)
                                                                               ------------   ------------
Total distributions to shareholders ........................................    (10,702,017)    (9,831,668)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested .....................................        269,029             --
                                                                               ------------   ------------
Total capital transactions .................................................        269,029             --
                                                                               ------------   ------------
Net increase (decrease) in net assets ......................................    (77,540,603)     5,570,780
NET ASSETS:
Beginning of year ..........................................................    172,420,933    166,850,153
                                                                               ------------   ------------
End of year ................................................................   $ 94,880,330   $172,420,933
                                                                               ============   ============
Accumulated net investment income (loss), net of income taxes ..............   $(11,294,440)  $ (7,580,087)
                                                                               ============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of year .........................................      6,446,995      6,446,995
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..         15,226             --
                                                                               ------------   ------------
Common Shares at end of year ...............................................      6,462,221      6,446,995
                                                                               ------------   ------------

                   See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations .................   $(67,107,615)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided from operating activities:
   Purchases of investments ..........................................    (90,528,702)
   Sales of investments ..............................................    142,784,249
   Proceeds from options written .....................................      2,951,598
   Cost to close written options .....................................     (1,439,774)
   Return of capital received from investments in MLPs ...............     14,356,974
   Net realized gain on investments and options ......................    (12,783,483)
   Net change in unrealized appreciation (depreciation) on investments
      and options ....................................................    110,996,938
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest rate cap (a) .................................         76,609
   Increase in income tax receivable .................................     (3,398,506)
   Increase in interest receivable ...................................           (385)
   Decrease in dividends receivable ..................................         15,607
   Decrease in prepaid expenses ......................................        411,197
   Decrease in receivable for investment securities sold .............      4,861,403
   Decrease in payable for investment securities purchased ...........     (6,883,848)
   Decrease in interest and fees due on loan and Energy Notes ........        (47,233)
   Increase in income tax payable ....................................        205,341
   Decrease in investment advisory fees payable ......................        (93,457)
   Decrease in audit and tax fees payable ............................         (7,998)
   Decrease in legal fees payable ....................................         27,115
   Decrease in printing fees payable .................................         (4,755)
   Decrease in administrative fees payable ...........................         (6,958)
   Decrease in transfer agent fees payable ...........................           (319)
   Increase in custodian fees payable ................................          2,259
   Decrease in Trustees' fees and expenses payable ...................         (3,033)
   Increase in accrued expenses ......................................          1,968
   Decrease in deferred income tax liability .........................    (38,799,917)
                                                                         ------------
CASH PROVIDED FROM OPERATING ACTIVITIES ..............................                  $ 55,585,275
                                                                                        ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Distributions paid ................................................    (10,702,017)
   Proceeds of Common Shares reinvested ..............................        269,029
   Issuance of loan ..................................................     47,000,000
   Repayment of loan .................................................    (56,600,000)
   Redemption of Series A Energy Notes ...............................    (34,000,000)
                                                                         ------------
CASH FLOWS FROM FINANCING ACTIVITIES .................................                   (54,032,988)
                                                                                        ------------
Increase in cash .....................................................                     1,552,287
Cash at beginning of year ............................................                     2,895,994
                                                                                        ------------
Cash at end of year ..................................................                  $  4,448,281
                                                                                        ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest .............................                  $  3,364,505
                                                                                        ============
Cash paid during the period for taxes ................................                  $  5,508,690
                                                                                        ============

----------
(a) Includes net changes in unrealized appreciation (depreciation) on interest rate cap of $191,024.

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR           YEAR         YEAR            PERIOD
                                                       ENDED           ENDED          ENDED        ENDED            ENDED
                                                    11/30/2008    11/30/2007 (a)   11/30/2006   11/30/2005     11/30/2004 (b)
                                                    ----------    --------------   ----------   ----------     --------------
Net asset value, beginning of period ............    $  26.74       $  25.88        $  22.53     $  21.34        $  19.10(c)
                                                     --------       --------        --------     --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................       (0.57)         (0.67)          (0.50)       (0.34)          (0.13)
Net realized and unrealized gain (loss) .........       (9.83)          3.06            5.23         2.86            2.74
                                                     --------       --------        --------     --------        --------
Total from investment operations after income
   tax ..........................................      (10.40)          2.39            4.73         2.52            2.61
                                                     --------       --------        --------     --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ...............................       (1.66)         (1.53)             --        (0.88)             --
Return of capital ...............................          --             --           (1.38)       (0.45)          (0.33)
                                                     --------       --------        --------     --------        --------
Total from distributions ........................       (1.66)         (1.53)          (1.38)       (1.33)          (0.33)
                                                     --------       --------        --------     --------        --------
Common Share offering costs charged to paid-in
   capital ......................................          --             --              --           --           (0.04)
                                                     --------       --------        --------     --------        --------
Net asset value, end of period ..................    $  14.68       $  26.74        $  25.88     $  22.53        $  21.34
                                                     ========       ========        ========     ========        ========
Market value, end of period .....................    $  14.40       $  23.82        $  24.49     $  20.92        $  22.12
                                                     ========       ========        ========     ========        ========
TOTAL RETURN BASED ON NET ASSET VALUE (d) (e) ...      (40.70)%         9.38%          22.23%       11.96%(g)       13.53%
                                                     ========       ========        ========     ========        ========
TOTAL RETURN BASED ON MARKET VALUE (e) (f) ......      (34.74)%         2.96%          24.57%        0.29%          12.38%
                                                     ========       ========        ========     ========        ========
Net assets, end of year (in 000's) ..............    $ 94,880       $172,421        $166,850     $145,230        $136,993
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes
   before waiver (h) ............................      (20.03)%         8.52%          14.47%        8.62%          18.38%(i)
Including current and deferred income taxes
   after waiver (h) .............................      (20.03)%         8.52%          14.29%        8.31%          18.09%(i)
Excluding current and deferred income taxes
   before waiver ................................        4.80%          3.94%           3.63%        2.64%           2.20%(i)
Excluding current and deferred income taxes
   after waiver .................................        4.80%          3.94%           3.45%        2.33%           1.91%(i)
Excluding current and deferred income taxes
   and interest expense after waiver ............        2.55%          1.89%           1.76%        1.57%           1.36%(i)
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS:
Net investment loss ratio before tax expenses ...       (3.83)%        (3.83)%         (3.26)%      (2.29)%        (1.49)%(i)
Net investment income (loss) ratio including tax
   expenses (j) .................................       21.00%         (8.41)%        (14.10)%      (8.27)%       (17.67)%(i)
Portfolio turnover rate .........................          38%            16%             17%          38%             35%
SENIOR SECURITIES:
Total Energy Notes outstanding ($25,000 per
   note) ........................................       1,000          2,360           2,360        1,360             N/A
Principal amount and market value per Energy
   Note (k) .....................................    $ 25,006       $ 25,004        $ 25,069     $ 25,074             N/A
Asset coverage per Energy Note (l) ..............    $119,880       $ 98,060        $ 95,699     $131,786             N/A
Total loan outstanding (in 000's) ...............    $  5,650       $ 15,250             N/A          N/A        $ 30,000
Asset coverage per $1,000 senior indebtedness ...    $ 22,218(m)    $ 12,306(n)          N/A          N/A        $  5,566(n)

----------
(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC.

(b) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004.

(c)  Net of sales load of $0.90 per Common Share on initial offering.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(h) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(i)  Annualized.

(j) Includes tax expenses associated with each component of the Statement of Operations.

(k)  Includes accumulated and unpaid interest.

(l) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175 and fiscal year 2004 remains unchanged.

(n) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

N/A  Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                          ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2008

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Alternext US (formerly the American Stock Exchange).

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC (the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Prior to August 1, 2008, the NAV was calculated at least weekly on Friday of each week and on each month-end rather than daily. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of December 1, 2007, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical investments

     - Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                          ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of November 30, 2008 is included in the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

COVERED OPTIONS. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund holds the restricted securities at November 30, 2008 shown in the following table. The Fund does not have the right to demand that such securities be registered. Restricted securities are valued at fair value in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act.

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2008

                                     ACQUISITION             VALUE PER    CARRYING                    % OF
SECURITY                                 DATE       SHARES     SHARE        COST         VALUE     NET ASSETS
--------                             -----------   -------   ---------   ----------   ----------   ----------
Clearwater Natural Resources, L.P.     08/01/05    465,471     $6.00     $8,601,560   $2,792,826      2.94%
Clearwater Natural Resources, L.P.
   Rights                              08/01/05         17      0.00              0            0      0.00
Abraxas Petroleum Corp. - Warrants     05/25/07     48,956      0.28              0       13,879      0.01
                                                   -------               ----------   ----------      ----
                                                   514,444               $8,601,560   $2,806,705      2.95%
                                                   =======               ==========   ==========      ====

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $10,702,017 and $9,831,668 paid during the years ended November 30, 2008 and 2007, respectively, are anticipated to be characterized as a taxable dividend for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2008 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2008, distributions of $14,356,974 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2008

The Fund's provision for income taxes is calculated in accordance with SFAS No. 109 Accounting for Income Taxes and consists of the following:

Current federal income tax expense ......   $(1,877,031)
Current other tax expense ...............      (335,499)
Deferred federal income tax benefit .....    38,419,573
Deferred other income tax benefit .......       379,887
                                            -----------
Total income tax benefit ................   $36,586,930
                                            ===========

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2008, the Fund had a net operating loss for federal and state income tax purposes of $0 and $5,594,182, respectively. The Fund's 2008 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2008 are as follows:

DEFERRED TAX ASSETS:
Federal net operating loss .................   $       --
State net operating loss ...................      323,241
Other ......................................      372,011
                                               ----------
Total deferred tax assets ..................      695,252
Less: valuation allowance ..................     (323,241)
                                               ----------
Net deferred tax assets ....................   $  372,011
                                               ==========
DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities ..   $3,407,666
State income taxes .........................        1,472
                                               ----------
Total deferred tax liabilities .............    3,409,138
                                               ----------
Total net deferred tax liabilities .........   $3,037,127
                                               ==========

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate ....   $(36,293,091)
State income taxes, net .....................         28,883
Change in valuation allowance ...............        (83,702)
Other .......................................       (239,020)
                                                ------------
Total .......................................   $(36,586,930)
                                                ============

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Tax years 2004, 2005 and 2006 remain open to federal and state examination. The Internal Revenue Service initiated a corporate income tax audit during the first quarter of 2008 for the Company's 2004 tax year. The audit is still ongoing. No adjustments have been proposed to date, and the Company expects the examination to last through the second quarter of 2009. As of November 30, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements relative to uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2008

H. INTEREST RATE CAP:

The Fund had an interest rate cap transaction with Lehman Brothers Special Financing Inc. for the purpose of limiting the impact that higher short-term interest rates would have on the leverage costs of the Fund. The transaction had a notional amount of $34,000,000 and a cap rate of 5.00% per annum based upon one-month LIBOR, which reset monthly. The termination date was May 3, 2010. The interest rate cap was marked to market with the change in value reflected in "Net change in unrealized appreciation (depreciation) before taxes on interest rate cap" on the Statement of Operations. The initial cost of the transaction, $552,500, was capitalized and was being amortized to expense on a straight line basis over the term of the transaction. This interest rate cap transaction was terminated on November 5, 2008.

I. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Energy Income Partners, LLC serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each committee chairman will serve two-year terms. The officers and "Interested" Trustee received no compensation from the Fund for serving in such capacities.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2008, were $90,528,702 and $142,784,249, respectively.

                          ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2008

Written option activity for the Fund was as follows:

                                            NUMBER
                                              OF
WRITTEN OPTIONS                            CONTRACTS     PREMIUMS
---------------                            ---------   -----------
Options outstanding at November 30, 2007        --     $        --
Options written                              19,098      2,951,598
Options expired                              (5,553)      (863,388)
Options exercised                              (948)      (138,841)
Options closed                               (8,051)    (1,414,501)
                                            -------    -----------
Options outstanding at November 30, 2008     4,546     $   534,868
                                            -------    -----------

                                5. COMMON SHARES

As of November 30, 2008, 6,462,221 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized for the Fund's Dividend Reinvestment Plan.

                                 6. ENERGY NOTES

The Fund's Declaration of Trust authorizes the issuance of notes as determined by the Board of Trustees without the approval of Common Shareholders. As of November 30, 2008, the Fund has 1,000 Series B Energy Notes outstanding at a principal value of $25,000 per note. The principal amount of the Series B Energy Notes will be due and payable on March 30, 2046.

An auction of the Series B Energy Notes is generally held every 7 days. The Series B Energy Notes will pay interest at annual rates that may vary for each auction rate period. Existing note holders may submit an order to buy, sell or hold such notes on each auction date.

The markets for auction rate securities have continued to experience a number of failed auctions, including auctions relating to the Series B Energy Notes. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due. In the case of the Fund's outstanding Series B Notes, the maximum rate under the terms of those securities has been two hundred percent (and could be up to three hundred percent, depending on the ratings of the Series B Energy Notes) of the greater of: (1) the applicable AA composite commercial paper rate (for a rate period of fewer than 184 days) or the applicable U.S. Treasury index rate (for a rate period of 184 days or more), or (2) the applicable London-InterBank Offered Rate.

The Series B Energy Notes' annual interest rate in effect as of November 30, 2008 was 2.90%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates during the year ended November 30, 2008 were 9.03% and 2.80%, respectively, and the average interest rate was 5.35%.

The Series A Energy Notes were redeemed in full on April 18, 2008 in the principal amount of $34,000,000. The redemption of Series A Energy Notes was financed through a credit agreement with The Bank of Nova Scotia (see Note 8 below). At the time of the refinancing, the Fund had unamortized offering costs of $123,205 and commissions of $312,935, respectively. Because the Series A Energy Notes were redeemed prior to the maturity date of March 2, 2045, the combined amount of $436,140 was expensed on April 18, 2008. This is shown on the Statement of Operations under "Energy Notes Offering Costs."

                 7. LINE OF CREDIT WITH CUSTODIAL TRUST COMPANY

The Fund had an uncommitted line of credit with the Custodial Trust Company pursuant to a loan and pledge agreement, under which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $30,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. The loan and pledge agreement had no maturity date and could be paid or called at any time.

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2008

On March 26, 2008, the line of credit was paid in full in the amount of $11,250,000, which was the outstanding principal balance. This was funded through a credit agreement with The Bank of Nova Scotia (see Note 8 below). For the year ended November 30, 2008, the average amount outstanding between December 1, 2007 and March 25, 2008 was $15,215,517 with a weighted average interest rate of 5.03%. As of November 30, 2008, the Fund had no outstanding borrowings under this loan and pledge agreement. The high and low annual interest rates during the year ended November 30, 2008 were 5.87% and 3.61%, respectively.

                8. CREDIT AGREEMENT WITH THE BANK OF NOVA SCOTIA

On March 26, 2008, the Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $55,000,000. This credit agreement is scheduled to terminate on March 26, 2009 and may be renewed annually.

This credit facility was used to repay the Custodial Trust Company line of credit in full in the amount of $11,250,000 on March 26, 2008. In addition, The Bank of Nova Scotia credit facility was used to redeem in full the Series A Energy Notes in the principal amount of $34,000,000 on April 18, 2008.

For the year ended November 30, 2008, the average amount outstanding between March 26, 2008 and November 30, 2008 was $35,523,600 with a weighted average interest rate of 3.80%. As of November 30, 2008, the Fund had $5,650,000 outstanding borrowings under this credit agreement, of which $4,150,000 had an interest rate of 4.51% and $1,500,000 had an interest rate of 4.81%. The high and low annual interest rates during the period March 26, 2008 through November 30, 2008 were 6.00% and 3.24%, respectively. On January 23, 2009, outstanding borrowings under the credit agreement were paid in full in the amount of $8,150,000. This was funded through proceeds made available from the committed facility agreement with BNP Paribas Prime Brokerage Inc. (See Note 11).

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2008

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Energy Notes, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Energy Notes, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Energy Notes or purchase Common Shares or Energy Notes.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              11. SUBSEQUENT EVENT

On January 12, 2009, the Fund declared a dividend of $0.44 per share to Common Shareholders of record January 23, 2009, payable January 30, 2009.

On January 23, 2009, the Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. that has a maximum commitment of $60,000,000. The committed facility required an up front payment from the Fund equal to $150,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. may not terminate the facility agreement except upon 180 calendar days prior notice. The borrowing rate under the facility will be equal to the 3-month LIBOR plus 150 basis points. On January 23, 2009, the committed facility was used to repay in full outstanding borrowings under a credit agreement with The Bank of Nova Scotia in the amount of $8,150,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ENERGY INCOME AND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Energy Income and Growth Fund (the "Fund"), including the portfolio of investments, as of November 30, 2008, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Energy Income and Growth Fund as of November 30, 2008, the results of its operations and cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


(Deloitte & Touche LLP)

Chicago, Illinois
January 23, 2009

ADDITIONAL INFORMATION

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Alternext US (formerly the American Stock Exchange) or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A Special Meeting of Shareholders of the Common Shares of the Fund was held on January 8, 2008. At the meeting Shareholders approved a new investment sub-advisory agreement with EIP. EIP had been serving as investment sub-advisor to the Fund pursuant to an interim sub-advisory agreement among the Fund, First Trust and EIP since September 14, 2007. The number of votes cast in favor of the new investment sub-advisory agreement was 2,986,720, the number of votes cast against the new investment sub-advisory agreement was 182,668, and the number of abstentions was 134,526.

The Special Meeting of Shareholders was adjourned until February 20, 2008, at which time Shareholders approved a proposal to authorize the sale of Common Shares at a net price less than the then-current NAV per Common Share, subject to certain conditions. The number of Common Share votes cast in favor of the proposal was 3,279,325, the number of Common Share votes cast against the proposal was 487,801, and the number of abstentions was 166,813. The number of accounts that voted in favor of the proposal was 4,443, the number of accounts that voted against the proposal was 669, and the number of abstained accounts was 251.

The Joint Annual Meetings of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2008. At the Annual Meeting, Trustee Keith was elected for a three-year term. The number of votes cast in favor of Robert F. Keith was 5,656,037, the number of votes against was 98,524 and the number of abstentions was 692,435. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                PRINCIPAL           THE FIRST TRUST             OTHER
        NAME, ADDRESS,                                         OCCUPATIONS            FUND COMPLEX         TRUSTEESHIPS OR
      DATE OF BIRTH AND          TERM OF OFFICE AND              DURING               OVERSEEN BY           DIRECTORSHIPS
    POSITION WITH THE FUND      LENGTH OF SERVICE(1)          PAST 5 YEARS              TRUSTEE           HELD BY TRUSTEE
-----------------------------   --------------------   --------------------------   ---------------   ------------------------
                                                     INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee    -    Two Year Term     Physician; President,               60                   None
c/o First Trust Advisors L.P.   -    Since Fund        Wheaton Orthopedics;
120 E. Liberty Drive,                Inception         Co-owner and Co-Director
Suite 400                                              (January 1996 to May
Wheaton, IL 60187                                      2007), Sports Med Center
D.OB.: 04/51                                           for Fitness; Limited
                                                       Partner, Gundersen Real
                                                       Estate Partnership;
                                                       Limited Partner,
                                                       Sportsmed LLC

Thomas R. Kadlec, Trustee       -    Two Year Term     Senior Vice President and           60         Director of ADM
c/o First Trust Advisors L.P.   -    Since Fund        Chief Financial Officer                        Investor Services, Inc.
120 E. Liberty Drive,                Inception         (May 2007 to Present),                         and Director of Archer
Suite 400                                              Vice President and Chief                       Financial Services, Inc.
Wheaton, IL 60187                                      Financial Officer (1990 to
D.O.B.: 11/57                                          May 2007), ADM
                                                       Investor Services, Inc.
                                                       (Futures Commission
                                                       Merchant); President
                                                       (May 2005 to Present),
                                                       ADM Derivatives, Inc.;
                                                       Registered Representative
                                                       (2000 to Present),
                                                       Segerdahl & Company,
                                                       Inc., a FINRA member
                                                       (Broker-Dealer)

Robert F. Keith, Trustee        -    Three Year Term   President (2003 to                  60                   None
c/o First Trust Advisors L.P.   -    Since June 2006   Present), Hibs Enterprises
120 E. Liberty Drive,                                  (Financial and
Suite 400                                              Management Consulting);
Wheaton, IL 60187                                      President (2001 to 2003),
D.O.B.: 11/56                                          Aramark Management
                                                       Services LP; President
                                                       and Chief Operating
                                                       Officer (1998 to 2003),
                                                       ServiceMaster
                                                       Management Services LP

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                    PRINCIPAL           THE FIRST TRUST             OTHER
        NAME, ADDRESS,                                             OCCUPATIONS            FUND COMPLEX         TRUSTEESHIPS OR
      DATE OF BIRTH AND            TERM OF OFFICE AND                DURING               OVERSEEN BY           DIRECTORSHIPS
    POSITION WITH THE FUND        LENGTH OF SERVICE(1)            PAST 5 YEARS              TRUSTEE            HELD BY TRUSTEE
-----------------------------   ------------------------   --------------------------   ---------------   ------------------------
                                                 INDEPENDENT TRUSTEES (CONTINUED)

Niel B. Nielson, Trustee        -    Three Year Term       President (June 2002 to             60         Director of Covenant
c/o First Trust Advisors L.P.   -    Since Fund            Present), Covenant                             Transport Inc.
120 E. Liberty Drive,                Inception             College
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                        INTERESTED TRUSTEE

James A. Bowen(2), Trustee,     -    Three Year Trustee    President, First Trust              60         Trustee of Wheaton
President, Chairman of the           Term and Indefinite   Advisors L.P. and First                        College
Board and CEO                        Officer Term          Trust Portfolios L.P.;
120 E. Liberty Drive,           -    Since Fund            Chairman of the Board of
Suite 400                            Inception             Directors, BondWave LLC
Wheaton, IL 60187                                          (Software Development
D.O.B.: 09/55                                              Company/Broker-
                                                           Dealer/Investment
                                                           Advisor) and Stonebridge
                                                           Advisors LLC (Investment
                                                           Advisor)

    NAME, ADDRESS,         POSITION AND OFFICES        TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH FUND               LENGTH OF SERVICE           DURING PAST 5 YEARS
----------------------   -----------------------   --------------------------   --------------------------
                                     OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley          Treasurer, Controller,    -    Indefinite Term         Chief Financial Officer,
120 E. Liberty Drive,    Chief Financial Officer   -    Since Fund              First Trust Advisors L.P.
Suite 400                and Chief Accounting           Inception               and First Trust Portfolios
Wheaton, IL 60187        Officer                                                L.P.; Chief Financial
D.O.B.: 11/57                                                                   Officer, BondWave LLC
                                                                                (Software Development
                                                                                Company/Broker-
                                                                                Dealer/Investment Advisor)
                                                                                and Stonebridge Advisors
                                                                                LLC (Investment Advisor)

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

    NAME, ADDRESS,         POSITION AND OFFICES         TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                 DURING PAST 5 YEARS
----------------------   ------------------------   -------------------------   ---------------------------------------
                                      OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

James M. Dykas           Assistant Treasurer        -    Indefinite Term        Senior Vice President (April 2007 to
120 E. Liberty Drive,                               -    Since December 2005    Present), Vice President (January 2005
Suite 400                                                                       to April 2007), First Trust Advisors
Wheaton, IL 60187                                                               L.P. and First Trust Portfolios L.P.;
D.O.B.: 01/66                                                                   Executive Director (December 2002 to
                                                                                January 2005), Vice President
                                                                                (December 2000 to December 2002),
                                                                                Van Kampen Asset Management and
                                                                                Morgan Stanley Investment
                                                                                Management

Christopher R. Fallow    Assistant Vice President   -    Indefinite Term        Assistant Vice President (August 2006
120 E. Liberty Drive,                               -    Since December 2006    to Present), Associate (January 2005
Suite 400                                                                       to August 2006), First Trust Advisors
Wheaton, IL 60187                                                               L.P. and First Trust Portfolios L.P.;
D.O.B.: 04/79                                                                   Municipal Bond Trader (July 2001 to
                                                                                January 2005), BondWave LLC
                                                                                (Software Development Company/
                                                                                Broker-Dealer/Investment Advisor)

W. Scott Jardine         Secretary and Chief        -    Indefinite Term        General Counsel, First Trust Advisors
120 E. Liberty Drive,    Compliance Officer         -    Since Fund             L.P. and First Trust Portfolios L.P.;
Suite 400                                                Inception              Secretary, BondWave LLC (Software
Wheaton, IL 60187                                                               Development Company/Broker-
D.O.B.: 05/60                                                                   Dealer/Investment Advisor) and
                                                                                Stonebridge Advisors LLC
                                                                                (Investment Advisor)

Daniel J. Lindquist      Vice President             -    Indefinite Term        Senior Vice President (September
120 E. Liberty Drive,                               -    Since December 2005    2005 to Present), Vice President (April
Suite 400                                                                       2004 to September 2005), First Trust
Wheaton, IL 60187                                                               Advisors L.P. and First Trust
D.O.B.: 02/70                                                                   Portfolios L.P.; Chief Operating
                                                                                Officer (January 2004 to April 2004),
                                                                                Mina Capital Management, LLC;
                                                                                Chief Operating Officer (April 2000
                                                                                to January 2004), Samaritan Asset
                                                                                Management Services, Inc.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

    NAME, ADDRESS,         POSITION AND OFFICES         TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                 DURING PAST 5 YEARS
----------------------   ------------------------   -------------------------   ---------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES(3)

Coleen D. Lynch          Assistant Vice President   -    Indefinite Term        Assistant Vice President (January
120 E. Liberty Drive,                               -    Since July 2008        2008 to Present), First Trust Advisors
Suite 400                                                                       L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                               Vice President (May 1998 to January
D.O.B.: 07/58                                                                   2008), Van Kampen Asset
                                                                                Management and Morgan Stanley
                                                                                Investment Management

Kristi A. Maher          Assistant Secretary        -    Indefinite Term        Deputy General Counsel (May 2007 to
120 E. Liberty Drive,                               -    Since July 2004        Present), Assistant General Counsel
Suite 400                                                                       (March 2004 to May 2007), First Trust
Wheaton, IL 60187                                                               Advisors L.P. and First Trust
D.O.B.: 12/66                                                                   Portfolios L.P.; Associate (December
                                                                                1995 to March 2004), Chapman and
                                                                                Cutler LLP

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2008 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                               (FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.

     (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $93,500 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008. These fees were for additional audit work.

         Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $3,000 for the fiscal year ended November 30, 2007 and $2,000 for the fiscal year ended November 30, 2008. These fees were for additional audit work.

     (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $79,500 for the fiscal year ended November 30, 2007 and $47,000 for the fiscal year ended November 30, 2008. These fees were for tax consultation.

         Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

         All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

         (b)  0%

         (c)  0%

         (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2007, were $79,500 for the registrant and $7,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2008, were $47,000 for the registrant and $14,143 for the registrant's investment adviser.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                          ENERGY INCOME PARTNERS, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1.1. POLICY

     EIP recognizes that voting rights have economic value and that the exercise of such voting rights is part of its fiduciary duty. As such, it is EIP's policy to monitor corporate actions and vote proxies on behalf of its discretionary clients generally in accordance with these policies and procedures. EIP will evaluate and vote issues in the best interest of its clients with a view toward maximizing the ultimate economic value of the investment. A proxy must be voted on behalf of all discretionary clients in a prudent manner, considering the prevailing circumstances, and in accordance with EIP's fiduciary duty. With respect to ERISA clients for which EIP is an investment manager, EIP will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client. If a proxy is received after termination of EIP's services, then the proxy will not be voted, but will be forwarded directly to the client.

     EIP has contracted with Institutional Shareholder Services, Inc. ("ISS") to provide it with proxy voting services, including, but not limited to, analyses, research, recommendations and guidelines to assist EIP in monitoring corporate actions and voting proxies on behalf of its clients. EIP has adopted the ISS Proxy Voting Manual and ISS Global Proxy Voting Guidelines (hereafter, "Proxy Voting Guidelines") as part of these policies and procedures. In addition, on an ongoing basis, EIP will identify material conflicts of interest, if any, which may arise between EIP and its clients as it relates to voting proxies to ensure that all proxies are voted in the best interest of its clients. Furthermore, EIP will review ISS's conflict procedures periodically to ascertain their adequacy.

     As further described herein, EIP has assigned a Proxy Voting Administrator to be responsible for monitoring corporate actions, conduct administrative functions with regards to proxies, and generally vote on routine matters. In addition, EIP has established a Proxy Voting Committee to be responsible for resolving proxy voting issues, for making proxy voting decisions where material conflicts of interest exist and setting policy.

1.2. PROXY VOTING GUIDELINES

     EIP will generally vote proxies in accordance with the Proxy Voting Guidelines in Appendix A. These guidelines generally provide that: (i) when EIP's view of the issuer's management is favorable, EIP will generally support current management initiatives with the exceptions as noted below and (ii) when EIP's view is that changes to the management structure would probably increase shareholder value, EIP will not support management on a variety of proposals.

          - Where there is a clear conflict between management and shareholder interests, EIP may elect to vote against management.

          - In general, EIP opposes proposals, which in its view, act to entrench management.

          - In some instances, even though EIP may support management, there are some corporate governance issues that, in spite of management objections, EIP believes should be subject to shareholder approval.

     Furthermore, with regards to certain issues including, but not limited to, option re-pricing and the terms and conditions of members of the Board of Directors, EIP will vote on a case-by-case basis, which may be different than the recommendations set forth in the Proxy Voting Guidelines. Nevertheless, in voting all proxies, EIP will take into account what is in the best economic interest of its clients. EIP will maintain documentation memorializing the decision to vote a proxy in a manner different than what is stated in the Proxy Voting Guidelines. In addition, the Proxy Voting Committee will be periodically informed of all proxies that were not voted in accordance with the Proxy Voting Guidelines.

     There may be times when EIP believes that abstaining from voting a proxy is in its client's best economic interest, such as when it is determined that the cost of voting the proxy exceeds the expected benefit to the client. As an example, voting on a foreign security may involve additional costs such as a translator or traveling to a foreign country to vote in person. Documentation will be maintained of all proxies that are not voted and the reasons thereof.

     Any person receiving an inquiry directly from a company regarding a particular proxy issue should immediately notify (via e-mail or other appropriate means) the Research Coordinator. It is EIP's general policy not to disclose its clients' ownership interests in securities or EIP's view on a specific proxy issue.

1.3. PROXY BALLOT INFORMATION

     EIP will receive proxy ballot information directly from ISS through its VoteX platform. In the event that EIP receives any proxy ballots directly, EIP will send such ballots to ISS to be incorporated into their electronic database. All proxy ballots should be sent to the Proxy Voting Administrator who will be responsible to:

          1. Monitor all corporate actions.

          2. Determine which clients currently hold securities of the company subject to the proxy and the total number of shares voting authority is held on behalf of EIP's clients as of the record date.

          3. As necessary, reconcile the information obtained from ISS with the client's positions recorded in EIP's internal accounting system. Any discrepancies should be noted and documentation as to the resolution of such discrepancies should be maintained.

          4. Maintain a record of any proxy ballot information received. A record of the proxies EIP receives through ISS will be maintained in the ISS database.

          5. Review the proxy ballot information.

          6. Determine whether the company is on the Proxy Watch List (See
     Section 1.5). If so, the proxy ballot information should be forwarded to the Proxy Voting Committee for their review and decision.

          7. Submit all instructions through the ISS VoteX platform in a timely manner (unless submitted by the research analyst or portfolio manager).

          8. Maintain a record of the votes cast. A record of the votes cast through ISS will be maintained in the ISS database.

          9. Maintain any documentation or data that was material in making a decision regarding how to vote a proxy issue, or that memorializes the basis for the decision, including proxies that were not voted.

1.4. PROXY VOTING RESPONSIBILITIES

     The Proxy Voting Administrator will be responsible for making proxy voting decisions on routine matters where no material conflicts of interest exist. In making decisions, the Proxy Voting Administrator may either vote in accordance with the Proxy Voting Guidelines or forward the proxy ballot information to the Research Coordinator. The Research Coordinator will coordinate the proxy voting decision-making process by providing the proxy ballot information to the appropriate research analysts or portfolio managers (as the case may be) responsible for covering the company. The research analysts or portfolio managers will then be responsible for making a unanimous decision as to how the proxy should be voted. If the research analysts or portfolio managers do not reach a unanimous decision regarding any specific proxy issue, that proxy issue shall be forwarded to the Proxy Voting Committee for further analysis and voting resolution.

1.5. MATERIAL CONFLICTS OF INTEREST

     Given the nature of EIP's business activities, material conflicts of interest may arise between EIP and its clients with regards to voting proxies. The Proxy Voting Committee will be responsible for identifying potential material conflicts of interest. These conflicts of interest may include, but are not limited to the following:

          1. Directorships: Certain employees and/or members of such employee's immediate household may be on the Board of Directors of public or private companies in which EIP may invest on behalf of its clients. However, a material conflict of interest will generally not exist in the case where certain employees are on the Board of Directors of public or private companies on behalf, or at the direction, of EIP. Nevertheless, EIP will review each of these situations on a case-by-case basis to confirm that no material conflicts of interest exist.

          2. Management of Pension Plans: EIP may provide portfolio management services, for which it may receive compensation, to the pension plan of a public or private company in which EIP may invest on behalf of its clients.

          3. Other Services: EIP may provide other services, for which it may receive compensation, to public or private companies in which EIP may invest on behalf of its clients.

          The Proxy Voting Committee will maintain a list entitled, Proxy Watch List, of companies in which it believes EIP may have a potential material conflict of interest as it relates to voting proxies on behalf of its clients. The Proxy Watch List will be updated periodically to reflect any changes. The Proxy Voting Administrator will be provided with a copy of this list so that he/she can properly identify these companies and forward their proxy ballot information to the Proxy Committee.

          If it is determined that a material conflict of interest exists, the Proxy Voting Committee will vote the proxies of that company in accordance with the Proxy Voting Guidelines unless, the Proxy Voting Committee determines that it would not be in the best interest of EIP's clients. If a proxy of a company where a material conflict of interest exists is not voted in accordance with the Proxy Voting Guidelines, the Proxy Voting Committee will be required to document the basis for their decision.

     If a member of the Proxy Voting Committee has a material conflict of interest with regards to a company for which a proxy is to be voted, they shall refrain from participating in making a decision on such proxy. A majority vote of the Proxy Voting Committee members is required for a final ruling on proxy issues.

1.6. DISCLOSURE

     A.   Form ADV

     EIP  will include the following disclosures in Part II of its Form ADV:

          1. A concise summary of these policies and procedures, and any amendments thereto;

          2. An offer to provide clients with a copy of these policies and procedures upon request.

          3. Information, including contact details (Investor Relations
     [(___) ___ - ___] or Investor_Relations@energymlp.com), as to how clients can obtain information regarding how securities held in their account were voted.

     B.   Clients

     EIP will provide its clients with the disclosures included in its Form ADV and any material amendments to such disclosures. If a client requests information on how securities held in their accounts were voted, EIP will provide, at a minimum, the following information: (i) the name of the issuer;
(ii) the proposal voted upon and (iii) how EIP voted the proxy.

     Client requests for information as to EIP's intentions to vote a particular proxy prior to the deadline date will be handled on a case-by-case basis. If the proxy is of a controversial nature, EIP's intentions may not be disclosed to the client.

1.7. RECORD-KEEPING

     1. EIP must maintain the following documents for a period of not less than five years, the first two years in its offices:

     2. EIP's proxy voting policies and procedures, and any amendments thereto.

     3. Proxy ballot information regarding client securities will generally be maintained in the ISS database. However, any proxy ballot information received by EIP, which is not otherwise maintained in the ISS database, will be maintained by EIP.

     4. Records of the votes that are cast by EIP on behalf of its clients.

     5. Written records of client/investor requests for proxy information and any written response to any (written or oral) client/investor request for information on how EIP voted the proxies, including any e-mails.

     6. Any documents prepared by EIP that were material in making a decision regarding how to vote a proxy issue, or that memorializes the basis for the decision, including e-mails.

     7. A copy of the written disclosure provided to clients/investors, which describe EIP's proxy voting policies and procedures and any related correspondence sent to clients/investors, including e-mails.

1.8. REVIEW

     These policies and procedures will be reviewed periodically in light of regulatory developments and will be amended as needed.

     In addition, EIP will periodically evaluate the services provided by ISS and the Proxy Voting Guidelines to ensure compliance with current applicable regulatory requirements.

1.9. IDENTIFICATION OF PERSONS

          The Proxy Voting Administrator, Research Coordinators and members of the Proxy Voting Committee are identified in Appendix B, which may be amended from time to time.

                                   APPENDIX A

                            PROXY VOTING GUIDELINES

                      ISS PROXY VOTING GUIDELINES SUMMARY

     The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

     Vote for proposals to ratify auditors, unless any of the following apply:

          - An auditor has a financial interest in or association with the company, and is therefore not independent

          -    Fees for non-audit services are excessive, or

          - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

     Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

     Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

     Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

     Vote AGAINST proposals to require a supermajority shareholder vote.

     Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

     Vote against proposals to eliminate cumulative voting.

     Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

     Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

     Voting for Director Nominees in Contested Elections

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

     Reimbursing Proxy Solicitation Expenses

     Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

     Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

     Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

     Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

          - It is intended for financing purposes with minimal or no dilution to current shareholders

          - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

     Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

     Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

          -    Historic trading patterns

          -    Rationale for the repricing

          -    Value-for-value exchange

          -    Option vesting

          -    Term of the option

          -    Exercise price

          -    Participation

EMPLOYEE STOCK PURCHASE PLANS

VOTES ON EMPLOYEE STOCK PURCHASE PLANS SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS.

     Vote FOR employee stock purchase plans where all of the following apply:

          -    Purchase price is at least 85 percent of fair market value

          -    Offering period is 27 months or less, and

          -    Potential voting power dilution (VPD) is ten percent or less.

     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

     Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

     In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                         GLOBAL PROXY VOTING GUIDELINES

     Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

     Vote FOR approval of financial statements and director and auditor reports, unless:

          - there are concerns about the accounts presented or audit procedures used; or

          - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

     Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

          - there are serious concerns about the accounts presented or the audit procedures used;

          -    the auditors are being changed without explanation; or

          - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

     Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

     ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

     Vote FOR the appointment or reelection of statutory auditors, unless:

          - there are serious concerns about the statutory reports presented or the audit procedures used;

          - questions exist concerning any of the statutory auditors being appointed; or

          - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

     Vote FOR approval of the allocation of income, unless:

          - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

          -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

     Vote FOR most stock (scrip) dividend proposals.

     Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

     Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

     Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

     Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

     Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

     Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

     Vote FOR management nominees in the election of directors, unless:

          - there are clear concerns about the past performance of the company or the board; or

          -    the board fails to meet minimum corporate governance standards.

     Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

     Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

     Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

     Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

     Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

     Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

     Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

     Vote FOR discharge of the board and management, unless:

          - there are serious questions about actions of the board or management for the year in question; or

          - legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

     Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

     Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

     Vote FOR proposals to fix board size.

     Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

     Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

     General Issuances:

     Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

     Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

     Specific Issuances:

     Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

     Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

     Vote FOR specific proposals to increase authorized capital to any amount, unless:

          - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

          - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

     Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

     Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

     Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

     Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

     Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

     Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

     Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

     Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

     Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

     Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

     Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

     Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

     Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS

     Vote FOR share repurchase plans, unless:

          -    clear evidence of past abuse of the authority is available; or

          -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED

     Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

     Capitalization of Reserves for Bonus Issues/Increase In Par Value:

     Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS

     Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS

     Vote FOR mergers and acquisitions, unless:

          - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

          - the company's structure following the acquisition or merger does not reflect good corporate governance.

     Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS

     Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS

     Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES

     Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS

     Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS

     Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS

     Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS

     Vote all shareholder proposals on a CASE-BY-CASE basis.

     Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

     Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                   APPENDIX B

                           IDENTIFICATION OF PERSONS

This information is as of July 31, 2006:

I.   Proxy Administrator:

     James Murchie

     Eva Pao (backup)

     Linda Longville (backup)

II.  Research Coordinators:

     Linda Longville

     Eva Pao

III. Members of the Proxy Voting Committee:

     Eva Pao - Chief Compliance Officer

     Linda Longville - Research Coordinator

     James Murchie - Proxy Administrator

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant's portfolio.

                                       Length of Service
Name                  Title             with Registrant    Business Experience Past 5 Years
-------------   --------------------   -----------------   --------------------------------
James Murchie   Co-Portfolio Manager       15 months           Portfolio Manager, EIP
Eva Pao         Co-Portfolio Manager       15 months           Portfolio Manager, EIP

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AS OF NOVEMBER 30, 2008

                                                                                 # of Accounts Managed     Total Assets for
Name of Portfolio                                                               for which Advisory Fee     which Advisory Fee
Manager or                                       Total # of      Total Assets         is Based on             is Based on
Team Member             Type of Accounts      Accounts Managed    (millions)          Performance        Performance (millions)
-----------------   -----------------------   ----------------   ------------   ----------------------   ----------------------
1. James Murchie    Registered Investment
                    Companies:                       1             $188 mill             0                         $  0
                    Other Pooled Investment
                    Vehicles:                        3             $123 mill             3                         $123
                    Other Accounts:                  0             $  0                  0                         $  0
2. Eva Pao          Registered Investment
                    Companies:                       1             $188 mill             0                         $  0
                    Other Pooled Investment
                    Vehicles:                        3             $123 mill             3                         $123
                    Other Accounts:                  0             $  0                  0                         $  0

POTENTIAL CONFLICTS OF INTERESTS

The EIP investment professionals that serve as portfolio managers of the registrant also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which has a performance-based fee and one open-ended Mutual Fund which does not have a performance-based fee.

Decisions to buy and sell securities for the registrant are made by EIP. Although investment decisions of each fund managed by EIP are made independently from those of other accounts managed by EIP, investments similar to those the Registrant makes may also be made for the other accounts. When the registrant and one or more other accounts managed by EIP are prepared to invest, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by EIP to be equitable to each account.

EIP has written policies and procedures regarding Trade Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is disadvantaged. A number of factors are taken into consideration when allocating investment opportunities among EIP's clients, including investment objectives and strategies, compliance with securities regulations, risk tolerances, tax status, size of client accounts, size of available positions, current market conditions, total portfolio invested positions and the nature of the security to be allocated. In addition, the CCO monitors conflicts that may arise in managing its accounts, including reviewing trade allocations and performance data of similarly managed accounts.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relationship to their ownership of EIP. The profits of EIP are influenced by the assets managed by the funds and the performance of the funds. While a portion of the portfolio manager's compensation is tied to performance through incentive fees earned through the Private Funds, the portfolio managers are not incentivized to take undue risk in circumstances when the funds' performance lags as their investment fees may sometimes have a high water mark or be subject to a hurdle rate. Moreover, the Registrant's portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its funds. The compensation of the Portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

     Information provided as of November 30, 2008

Name            Dollar Range of Fund Shares Beneficially Owned
-------------   ----------------------------------------------
James Murchie                         $0
Eva Pao                               $0

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Energy Income and Growth Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date January 26, 2009

* Print the name and title of each signing officer under his or her signature.